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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of The Mead Corporation on Form S-8 of our report dated January 25, 2001, appearing in the Annual Report on Form 10-K of The Mead Corporation for the year ended December 31, 2000.




Dayton, Ohio                                /s/ Deloitte & Touche LLP
                                            -----------------------------
June 28, 2001                              Deloitte & Touche LLP







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